Accident and Health Claim Reserves	12 Months Ended
Dec. 31, 2013
Accident and Health Claim Reserves

(11)  Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2013, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Activity in the accident and health claim reserves is summarized as follows:

	2013	2012	2011
Balance at January 1, net of reinsurance recoverable of $200, $256, and $277, respectively	$2,229	2,514	2,150
Incurred related to:
Current year	868	28	472
Prior years	564	153	305

Total incurred	1,432	181	777

Paid related to:
Current year	77	14	95
Prior years	2,552	452	318

Total paid	2,629	466	413

Balance at December 31, net of reinsurance recoverable of $264, $200, and $256, respectively	$1,032	2,229	2,514

Prior year incurreds for 2013 and 2012 reflect unfavorable claim development with the group marketing line of business. Incurreds for 2011 reflect unanticipated claim development with the group marketing and LTC lines of business. The increase in claims paid related to prior years in 2013 is due to a payment of $1,724 related to Allianz Life recapturing a block of business that the Company had previously assumed.